UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 16, 2015

ROSEWIND CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	000-53121	47-0883144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway Suite 200 Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 437-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Rosewind Corporation is filing this Current Report on Form 8-K/A solely for the purpose of filing Exhibits 10.4, 10.5, 10.7, 10.8, 10.9 and 10.10, which exhibits were described in the Current Report on Form 8-K filed by Rosewind Corporation with the Securities and Exchange Commission on April 22, 2015.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. Reference is made to the Exhibit Index following the signature page of this Current Report on Form 8-K/A, which is incorporated herein by reference.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSEWIND CORPORATION

Date: June 8, 2015	By:	/s/ Gregory A. Gould
Gregory A. Gould
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

2.1 *	Agreement and Plan of Merger among Rosewind, Luoxis, Vyrix, two major stockholders of Rosewind and two subsidiaries of Rosewind, dated as of April 16, 2015

2.2 *	Certificate of Merger

3.1 *	Articles of Incorporation, as amended

3.2 *	Bylaws (incorporated by reference to Exhibit 3.2 to the Registrant’s Form SB-2/A filed March 7, 2007; File No. 333-139933)

10.1†*	Form of Indemnification Agreement, to be entered into between the Registrant and its directors and officers

10.2†*	Employment Agreement between Registrant and Joshua R. Disbrow, dated as of April 16, 2015

10.3†*	Employment Agreement between Registrant and Jarrett Disbrow, dated as of April 16, 2015

10.4#	Asset Purchase Agreement between the Registrant (as assigned to it by Ampio/Vyrix) and Valeant International (Barbados) SRL, effective as of December 2, 2011

10.5#	Manufacturing and Supply Agreement between the Registrant (as assigned to it by Ampio/Vyrix) and Ethypharm S.A., dated September 10, 2012

10.6 *	License, Development and Commercialization Agreement between the Registrant (as assigned to it by Ampio/Vyrix) and Daewoong Pharmaceuticals Co., Ltd., effective as of August 23, 2011 (incorporated by reference to Exhibit 10.1 to Ampio’s Form 8-K/A filed October 5, 2011; File No. 001-35182)

10.7#	Distribution Agreement between the Registrant (as assigned to it by Ampio/Vyrix) and FBM Industria Farmaceutica, Ltda., dated as of March 1, 2012

10.8#	Distribution and License Agreement between the Registrant (as assigned to it by Ampio/Vyrix) and Endo Ventures Limited, dated April 9, 2014

10.9#	Sponsored Research Agreement between the Registrant (as assigned to it by Ampio/Luoxis) and Trauma Research LLC, dated September 1, 2009

10.10#	Addendum No. 4 to Sponsor Research Agreement between the Registrant (as assigned to it by Ampio/Luoxis) and Trauma Research LLC, dated March 17, 2014

10.11 *	Promissory Note issued by Ampio to the Registrant on April 16, 2015

10.12 *	Subscription Agreement between the Registrant and Ampio, dated April 16, 2015

10.13 *	Voting Agreement between the Registrant and Ampio, dated April 22, 2015 (incorporated by reference to Exhibit 10.1 to Ampio’s Form 8-K filed April 22, 2015; File No. 001-35182)

16.1 *	Letter from HJ & Associates, LLC, dated April 21, 2015

99.1 *	Audited Combined Financial Statements of Vyrix and Luoxis, for the fiscal years ended December 31, 2014 and 2013

99.2 *	Pro Forma Financial Information giving effect to the acquisition of Vyrix and Luoxis

99.3 *	Press Release issued by the Registrant on April 16, 2015

*	Previously filed.

#	Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.
†	Indicates a management contract or any compensatory plan, contract or arrangement.